Exhibit 31
CERTIFICATION
I, Ted L. Hall, certify that:
     1. I have reviewed this quarterly report on Form 10-Q of Kiewit Royalty Trust, for which U.S. Bank National Association acts as Trustee;
     2. Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;
     3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, distributable income and changes in trust corpus of the registrant as of, and for, the periods presented in this quarterly report;
     4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), or for causing such procedures to be established and maintained, for the registrant and I have:
     a) designed such disclosure controls and procedures, or caused such controls and procedures to be designed under my supervision, to ensure that material information relating to the registrant is made known to me by others within the registrant, particularly during the period in which this quarterly report is being prepared;
     b) evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report my conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report, based on my evaluation; and
     c) disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and
     5. I have disclosed, based on my most recent evaluation, to the registrant’s auditors:
     a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
     b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.
     In giving the certifications in paragraphs 4 and 5 above, I have relied to the extent I consider reasonable on information provided to me by Amber Brewster, Bank of Oklahoma.
Date: July 28, 2005
/s/ Ted L. Hall
Ted L. Hall
Vice President and Trust Officer U.S. Bank National Association, as Trustee